Corporate Presentation – Aug. 2018 Ibrexafungerp (formerly SCY-078) First Representative of a Novel Oral/IV Triterpenoid Antifungal Family “Committed to positively impacting the lives of patients suffering from difficult-to-treat and often life-threatening infections”

Forward-Looking Statements Certain statements regarding SCYNEXIS, Inc. (the “Company”) made in this presentation constitute forward-looking statements, including, but not limited to, statements regarding our business strategies and goals, plans and prospects, market size, adoption rate, potential revenue, clinical validity and utility, growth opportunities, future products and product pipeline. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.  These risks and uncertainties include, but are not limited, to: risks inherent in SCYNEXIS’s ability to successfully develop and obtain FDA approval for ibrexafungerp; the expected costs of studies and when they might begin or be concluded; and SCYNEXIS’s reliance on third parties to conduct SCYNEXIS’s clinical studies. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company's most recent reports filed with the Securities and Exchange Commission ("SEC"), including under the caption “Risks Factors” in the Company’s annual report on Form 10-K, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation, or to reflect actual outcomes.

Ibrexafungerp (SCY-078): Novel Triterpenoid Antifungal

Broad Spectrum
Candida, Aspergillus and *Pneumocystis*
2000+ strains tested

Activity vs. Resistant Strains
Including MDR strains

Oral Formulation Entering Phase 3
IV in pre-clinical development



Fungicidal vs. *Candida*
Benefits over fungistatic agents

Safe and Well-Tolerated
450+ subjects exposed

20-hour Half-Life
High Tissue Penetration
Low Risk of DDIs

Worldwide Rights and Long Exclusivity (IP up to 2035)

QIDP + Fast Track designations for Invasive Candidiasis, Aspergillosis and VVC

SCYNEXIS
Ibrexafungerp is an investigational drug. Items listed on this slide illustrate ibrexafungerp target attributes
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Ibrexafungerp (SCY-078) MoA: Glucan Synthase Inhibitor



Cell Membrane and Cell Wall
Fungal Cell
Nucleus
Cell Wall
ß-(1,6)-glucan
ß-(1,3)-glucan
Ergosterol
(Polyenes site of interaction)
Mannoproteins
Depletion of ß-(1,3)-glucans in cell wall
Chitin
ß-(1,3)-glucan synthase
(SCY-078 and echinocandins site of interaction)
Phospholipid bilayer of cell membrane
Ergosterol Synthesis Pathway
(Azoles site of interaction)
SCY-078
Triterpenoid Glucan Synthase Inhibitor



Validated MoA

Minimal risk of off-target effects

Differentiated binding vs. echinocandins

***C. auris* before SCY-078**



***C. auris* after SCY-078**



SCYNEXIS

Larkin E., et al. The Emerging Pathogen *Candida auris*: Growth Phenotype, Virulence Factors, Activity of Antifungals, and Effect of SCY-078, a Novel Glucan Synthesis Inhibitor, on Growth Morphology and Biofilm Formation. Antimicrob Agents Chemother. 2017 May; 61(5)

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Ibrexafungerp: Key Attributes vs. SoC Agents

Category	Attribute	Ibrexa	Echinocandin	Azole	Polyene
	Market Intro	~2021	2000s	1980s	1960s
	Worldwide 2016 Sales[a]		**~$1B**	**~$800M**	**~$500M**
Spectrum of Activity	Active vs. *Candida albicans*	✓	✓	✓	✓
Spectrum of Activity	Active vs. non-*albicans Candida*	✓	✓		✓
Spectrum of Activity	Active vs. azole-resistant	✓	✓		✓
Spectrum of Activity	Active vs. echinocandin-resistant*	✓			✓
Spectrum of Activity	Active vs. *Aspergillus* spp.	✓	✓	✓	✓
Safety	Lack of Renal, Hepatic, CNS Tox	✓	✓		
Safety	Low Risk for DDIs	✓	✓		✓
	Flexibility of Use (Oral/IV)	✓		✓	

SCYNEXIS

* Active against most echinocandin-resistant *Candida* isolates
Ibrexafungerp is an investigational drug – items listed on this chart illustrate its target attributes.
2021 target market intro based on estimated 2020 NDA filing. "SoC" = Standard of Care. a. Company-reported Sales (filings) and IMS data

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Ibrexafungerp Oral Development Plans



2017
2018
2019
Estimated NDA & Peak U.S. Sales
Outpatient
Vulvovaginal Candidiasis
DOVE P2b study (reported in Jul. 2018)
FDA EoP2
P3 Program (start in Q4'18)
2020 - aVVC
2021 - rVVC
~$450-600M
Hospital
Invasive Aspergillosis Combination
P2 study (start in Q3'18)
2023
~$250-400M
Refractory Invasive Fungal Infections
FURI Study (open-label, refractory IFIs)
CARES Study (open-label, emergency protocol, *C. auris*)
Preliminary Data Review
LPAD Potential
Key Milestones

Other potential oral indications: Prophylaxis, Chronic Fungal Infections

SCYNEXIS

Ibrexafungerp is an investigational drug

Estimated NDA filing and market potential. Preliminary commercial assessment (to be further validated)

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Ibrexafungerp IV Development Plans Ibrexafungerp is an investigational drug >70 subjects exposed to IV ibrexafungerp No systemic safety concerns (i.e., renal, hepatic, etc.) Local injection site reactions to address Liposomal formulation to improve local tolerability in pre-clinical development Prototype formulation showed an improved tolerability profile Scaled-up product displayed less favorable tolerability than prototype Scale-up process under investigation Next steps Develop revised scale-up process Resume IND-enabling toxicology studies Conduct Phase 1 study in healthy volunteers Conduct clinical studies in patients Invasive candidiasis, including candidemia Other hospital-based indications for additional treatment flexibility

Vulvovaginal Candidiasis (VVC) “Many of the unresolved clinical issues in managing women with rVVC would disappear if truly fungicidal drugs and regimens were available.” Dr. Jack Sobel Curr. Infect. Dis. Rep.2006,8:481–486

Ibrexafungerp Positioning in VVC



Recurrent (~650K cases)
Moderate/Severe (~1.6M cases)
Mild (~5.2M cases)
Ibrexafungerp
Fluconazole

Ibrexafungerp Key Benefits

- High and sustained clinical activity
- Activity vs. resistant strains
- Fungicidal activity
- High penetration into vaginal tissue and enhanced activity in the low pH vaginal environment
- No evidence of embryo/fetal development toxicity in pre-clinical studies

Target Patient Populations

- Recurrent cases
- Moderate-to-severe cases
- Fluconazole-resistant, intolerant and non-responders cases
- Non-*albicans Candida* infections
- Women of child-bearing age

SCYNEXIS

Ibrexafungerp is an investigational drug
Preliminary assessment (to be further validated). Sources: Blue Print/SCYNEXIS Primary HCPs and Payers Market Research

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Ibrexafungerp U.S. Opportunity in VVC

	RECURRENT VVC	ACUTE VVC (MODERATE/SEVERE)
U.S. TARGET POPULATION	~650K	~1.6M
IBX PENETRATION RATES	~40%	~15%
IBX PRICING – PER COURSE	~$1,350 to $1,800	~$450 to $600
IBX U.S. NET SALES	~$350-470M	~$110-150M

Ibrexafungerp U.S. Sales Potential ~$450-600M

Ibrexafungerp Potential Revenue Split


Acute
(moderate/severe)
24%
Recurrent
76%

Conservative estimates → Ibrexafungerp potential sales represent ~6% of overall fluconazole prescriptions in VVC

ROW opportunity expected to be similar to U.S. market

SCYNEXIS
Ibrexafungerp is an investigational drug
Preliminary assessment (to be further validated). Sources: Blue Print/SCYNEXIS Primary HCPs and Payers Market Research
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Ibrexafungerp Phase 2b DOVE Study Randomized, multi-center, double-blind, active-controlled, dose-finding study to identify optimal oral dose of ibrexafungerp for Phase 3 program 186 ITT patients with moderate-to-severe acute VVC (S&S ≥7) 153 mITT patients (cultured-confirmed primary efficacy population) Efficacy parameters: Clinical cure at Day 10 (ToC; Primary Endpoint) Resolution of all signs and symptoms (Total Score = 0) No further rescue antifungal treatment Clinical outcome at Day 25 Follow-up visit (FU) Mycological eradication at Days 10 and 25 Total Score of Signs & Symptoms of 0 and 1 at Days 10 and 25 Use of antifungal rescue therapy Changes from baseline signs and symptoms Ibrexafungerp is an investigational drug

Phase 2b DOVE Study Key Findings Ibrexafungerp 600mg dose for one day (given as 2 doses of 300mg 12 hours apart) as optimal dose High clinical and mycological activity with sustained clinical response over time Clinical data consistent with ibrexafungerp’s attributes: Fungicidal vs. Candida High vaginal tissue penetration Enhanced activity at the low pH characteristic of the vaginal environment Safe and well-tolerated No serious AEs or discontinuations Gastrointestinal (GI) events were mild to moderate and of short-duration Plan to move ibrexafungerp 600mg dose into phase 3 program Ibrexafungerp is an investigational drug

Key Efficacy Results of P2b DOVE Study – Ibrexafungerp 600mg Dose Results based on mITT population | * No rescue antifungal use. Signs and Symptoms [S&S] score defined as a composite endpoint of the subject’s reported symptoms (burning, itching and irritation) and the investigator’s assessed signs (swelling, redness and excoriations). Each sign and symptom can be absent, mild, moderate or severe, with a corresponding score from 0 to 3. The total composite scale goes from 0 to 18 points. Ibrexafungerp is an investigational drug

Additional Efficacy Parameters of P2b DOVE Study – Ibrexafungerp 600mg Dose Results based on mITT population. Mean signs and symptoms score based on 0-18 scale. P value based on change from baseline score mean difference between SCY-078 600mg and FLU. P=0.01 Ibrexafungerp is an investigational drug

Ibrexafungerp Path Forward for VVC


INDICATION
2017
2018
2019
2020-2021
Acute Vulvovaginal Candidiasis
Phase 2b DOVE Study
End of P2 Meeting
Two Phase 3 Acute VVC Studies
Potential NDA filing in 2020
Recurrent Vulvovaginal Candidiasis
One Phase 3 Recurrent VVC Study

Planned Activities

- Pending discussion with FDA, plan to initiate Phase 3 VVC program in 4Q18:
  - Two Phase 3 acute VVC (~300 patients per study → superiority vs. placebo)
  - One Phase 3 recurrent VVC (~300 patients → superiority vs. placebo)

SCYNEXIS
Ibrexafungerp is an investigational drug
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Invasive Aspergillosis (IA) “Invasive fungal infections will not go away any time soon. Therefore, we need to circumvent resistance to treatment by continued discovery and development of new antifungal agents and strategies.” Dr. John Perfect Nature Reviews/Drug Discoveries (2017)

Invasive Aspergillosis: Improving Outcomes in High-Mortality Infection Why Oral Ibrexafungerp? High activity vs. azole-resistant spp. High penetration to the lungs Optimal for combination therapy Oral Safe and well-tolerated Low risk of DDIs Emergence of A. fumigatus Resistance Need for New Treatment Approaches Unsatisfactory Clinical Outcomes Mortality still up to 50% Long treatment durations Combination therapy may provide improved outcomes Pre-clinical synergistic activity with azoles Clinical benefit of combination therapy reported in literature ü Ibrexafungerp is an investigational drug ü ü

Ibrexafungerp IA In Vivo Data to-Date Neutropenic rabbit model of pulmonary aspergillosis evaluating ibrexafungerp alone and in combination with isavuconazole Doses: (IV) ibrexafungerp (SCY-078) 2.5, 7.5 mg/kg; (PO) isavuconazole 40 mg/kg for 12 days Combination therapy resulted in better efficacy vs. monotherapy for all efficacy parameters, including significantly improved survival and pulmonary infarct score Ibrexafungerp is an investigational drug

Ibrexafungerp IA Development Plan

INDICATION	2018	2019	2020-2023
Invasive Aspergillosis	Phase 2 Study		One Phase 3 Study

Planned Activities

- Phase 2 Oral → ~60 patients
- Oral ibrexafungerp allowing combination for the entire treatment duration
- One Phase 3 required for approval in IA → ~250 IA patients
  - Superiority Design → Comparing oral ibrexafungerp + SoC vs. SoC alone
  - Current standard of care: voriconazole or isavuconazole

SCYNEXIS

Ibrexafungerp is an investigational drug

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Refractory Invasive Fungal Infections (rIFI) “Invasive fungal infections will not go away any time soon. Therefore, we need to circumvent resistance to treatment by continued discovery and development of new antifungal agents and strategies.” Dr. John Perfect Nature Reviews/Drug Discoveries (2017)

Ibrexafungerp rIFI Ongoing Studies Open-label Phase 3 Studies (FURI and CARES) vs. historical controls FURI study: Severe or invasive refractory Candida infections CARES study: Infections caused by Candida auris, a pathogen that is often multidrug-resistant and associated with high mortality. Study designed to provide rapid access to oral ibrexafungerp for C. auris patients Both studies have potential eligibility to Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD) Ibrexafungerp is an investigational drug

SCYX: Experienced Management Positive track record in drug development & antifungal expertise CEO: Marco Taglietti, M.D. Schering-Plough, Stiefel, Forest Labs CMO: David Angulo, M.D. Schering-Plough, Stiefel, Brickell Biotech CFO: Eric Francois Cowen, Lazard, Topi General Counsel: Scott Sukenick Cooley Diverse backgrounds & operating experience in healthcare Guy Macdonald, Chairman (Tetraphase, Merck) Steven Gilman, PhD (Contrafect, Cubist) Ann Hanham, PhD (BAR Capital, Burrill, FDA) David Hastings (Arbutus Biopharma,Unilife, Incyte) Patrick Machado (Medivation) Marion McCourt (Regeneron, Medivation, Amgen) Leadership Board of Directors

SCYX: Conclusion ~$1bn market opportunity in the U.S. Potential BD opportunities IBREXA Potential first NDA in 2020 (First new class in over 20 years) Phase 3 registration program to start by end of 2018 Fulfilling Unmet Needs & Improving Patient Outcomes Oral formulation progressing in multiple indications Ibrexafungerp is an investigational drug